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                                                                   Exhibit 10.31

                           LOAN MODIFICATION AGREEMENT

        This Loan Modification Agreement is entered into as of September 30, 1997, by and between Visioneer, Inc. ("Borrower") whose address is 34800 Campus Drive, Fremont, CA 94555, and Silicon Valley Bank ("Bank") whose address is 3003 Tasman Drive, Santa Clara, CA 95054.

                      1. DESCRIPTION OF EXISTING INDEBTEDNESS. Among other
               indebtedness which may be owing by Borrower to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated June 26, 1997 as may be amended from time to time, (the "Loan Agreement"). The Loan Agreement provided for, among other things, a Committed Line in the original principal amount of Seven Million Five Hundred Thousand Dollars ($7,500.000.00) (the "Revolving Facility"). Defined terms used but not otherwise defined herein shall have the same meanings as in the Loan Agreement.

                      Hereinafter,  all  indebtedness  owing  by  Borrower  to
               Bank  shall  be referred to as the "Indebtedness."

                      2. DESCRIPTION OF COLLATERAL AND GUARANTEE. Repayrnent of
               the Indebtedness is secured by the Collateral as described in the Loan Agreement and a Collateral Assignment, Patent Mortgage and Security Agreement dated June 26, 1997.

                      Hereinafter, the above described security documents and
               guarantees, together with all other documents securing repayment of the Indebtedness shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Indebtedness shall be referred to as the "Existing Loan Documents".

3. DESCRIPTION OF CHANGE IN TERMS.

           A.   Modification(s) to Loan Agreement.

               1. Subsection (a) of Section 2.1.1 entitled "Letters of Credit" is hereby amended to increase the dollar amount provided therein to Six Million Dollars ($6,000,000.00).

               2. Subsection (a) of the defined term Eligible Accounts is hereby amended to read. in its entirety, as follows:

                       (a) Accounts which are more than sixty (60) days past the original due date or more than one hundred twenty (120) days past the invoice date for such Account;

               3. Subsection (b) of the defined term Eligible Accounts is hereby amended to read. in its entirety, as follows:

                       (b) Accounts with respect to any account debtor, forty percent (40%) of whose Accounts the account debtor has failed to pay within the terms required for an Eligible Account set forth in the immediately preceding paragraph;

4. CONSISTENT CHANGES. The Existing Loan Documents are hereby amended wherever necessary to reflect the changes described above.

5. NO DEFENSES OF BORROWER. Borrower (and each guarantor and pledgor signing below) agrees that it has no defenses against the obligations to pay any amounts under the Indebtedness,

6. CQNTINUJNG VALIDITY. Borrower (and each guarantor and pledgor signing below) understands and agrees that in modifying the existing Indebtedness, Bank is relying upon Borrower's representations, warranties and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan Documents reflect unchanged and in full force and effect.


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Bank's agreement to modifications to the existing Indebtedness pursuant to this
Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Indebtedness. Nothing in this Loan Modification Agreement shall constitute a satisfaction of the Indebtedness. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan Documents. unless the party is expressly released by Bank in writing. No maker, endorser. or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

               This Loan Modification Agreement is executed as of the date first written above.

BORROWER:                                  BANK:

VISIONEER, INC.                            SILICON VALLEY BANK


By: /s/  Dennis Jang                       By: /s/  Patrick J. McCarthy
   ------------------------------------       ---------------------------------
Name: Dennis Jang                          Name: Patrick J. McCarthy
     ----------------------------------         -------------------------------
Title: Director of Finance & Accounting    Title: Vice President
      ---------------------------------          ------------------------------


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